UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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14a-6(e) (210)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

RG GLOBAL LIFESTYLES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RG GLOBAL LIFESTYLES, INC.
1200 N Van Buren, Suite A Anaheim, CA 92807
(949) 888-9500 - telephone

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 30, 2008

TO OUR SHAREHOLDERS:

You are invited to attend the Annual Meeting of shareholders (the "Meeting") of RG Global Lifestyles, Inc. (together with its subsidiaries, "Company", "RGBL", "we", "us" or "our"), a Nevada corporation, which will be held on Tuesday, September 30, 2008 at 10:00 A.M. at the Irvine Marriott, 18000 Von Karman Ave., Irvine, CA 92612 for the following purposes:

1. To elect five (5) directors to hold office for a one year term and until each of their successors are elected and qualified.

2. To ratify the appointment of McKennon Wilson & Morgan LLP as independent auditor.

3. To act upon other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on July 31, 2008 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting of Shareholders and any adjournment or postponement thereof. A list of those entitled to vote will be available for inspection for ten days prior to the meeting at our offices.

By Order of the Board of Directors

Grant King
CEO

July 29, 2008
Anaheim, California

IMPORTANT

Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

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RG GLOBAL LIFESTYLES, INC.
1200 N Van Buren, Suite A
Anaheim, CA 92807

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 30, 2008

GENERAL

An annual report, filed on form 10-KSB, for the fiscal year ended March 31, 2008 is enclosed with this Proxy Statement.

SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of RGBL in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders to be held at the Irvine Marriott, 18000 Von Karman Ave., Irvine, CA 92612 on September 30, 2008, and at any and all adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. The Company shall mail this Proxy Statement to its shareholders approximately on August 31, 2008.

The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

VOTING SECURITIES

Only shareholders of record as of the close of business on July 31, 2008 (the "Record Date") will be entitled to vote at the meeting and any adjournment thereof. As of the Record Date, there were approximately 44,000,000 shares of common stock of the Company, issued and outstanding and entitled to vote. Shareholders may vote in person or by proxy. Each holder of shares of common stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The enclosed proxy card reflects the number of shares that you are entitled to vote. Shares of common stock may not be voted cumulatively.

VOTING OF PROXIES

All valid proxies received prior to the meeting will be voted. The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting. To vote by proxy, you must fill out the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly-executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

REQUIRED VOTE

Representation at the meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by properly executed proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under the California Corporations Code, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the board to be filled at the Annual Meeting. The five nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 1200 N Van Buren, Suite A, Anaheim, CA 92807 so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting materials, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

The Company's Board of Directors currently consists of five (5) authorized directors. A total of five (5) directors will be elected at the Meeting to serve until the next annual shareholder meeting. The nominees for election are Mr. Juzer Jangbarwala, Mr. Grant King, Mr. David Koontz, Mr. Joseph Murray and Mr. Steve Ritchie. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

GRANT KING, 56, CHIEF EXECUTIVE OFFICER. Mr. King has served as General Manager and Managing Director of two major manufacturing and export companies in Bangkok, Thailand since 1990. From September 1996 to September 2000, Mr. King served as President of various wholly-owned subsidiaries of the Company's predecessor, L.L. Knickerbocker Co., Inc. and between October 2000 and June 2004, Mr. King was managing his own business interests overseas. From 1997 to July 2003, he also served as president and CEO of L.L. Knickerbocker (Thai) Co. Ltd. in Thailand.

STEVE RITCHIE, 66, retired Brig. Gen. USA. Gen. Ritchie became an advisory board member to the Company in August 2005 and subsequently became a Director in October 2005. Prior to joining the Company in these positions, Mr. Ritchie had a career in the US Air Force, culminating with the rank of Brigadier General.

JOSEPH MURRAY, 37. . Mr. Murray is currently owner and COO of a Nationwide Asset Management Company which buys and distributes foreclosed assets at wholesale prices. Mr. Murray obtained a B.A in Physics and a B.A. in Business Administration from Wesleyan University, Bloomington, IL in 1993 and 1994. Prior to joining the Company, Mr. Murray worked for Northrop Grumman from January 2002 to May 2005 as a mobile technical director; and for Iway, from June 2001 to December 2002 as Vice President of Technology; and Volt from January 2000 to July 2001 as a technical lead and project manager.

JUZER JANGBARWALA, 48, CHAIRMAN AND CHIEF TECHNOLOGY OFFICER. Mr. Jangbarwala in 1989 was founder and CEO of Hydromatix, Inc., a company that was acquired by BOC Edwards in 2002. In 2002, Mr. Jangbarwala founded and became CEO of Catalyx Inc. as a technology incubator. In 2004, he became CEO of Energix Research, Inc., a subsidiary of Catalyx, Inc., as a developer of low cost hydrogen generators. In 2006, Catalyx spun off CFS, and Mr. Jangbarwala serves as its CTO to develop innovative water treatment technologies from the Catalyx portfolio of patents. Mr. Jangbarwala has a B.S. in Chemical Engineering from Lehigh University.

DAVID KOONTZ, 65. Mr. Koontz has been Chief Financial Officer for WLG Inc. since August, 2005. From July 15, 2003 to August 6, 2005, he was the Chief Financial Officer of the O2Diesel, Corp, a publicly traded company on the American Stock Exchange. Mr. Koontz has served as a Director of O2Diesel Corp. from July 15, 2003, to July 14, 2008, . From the period January 2000 to September 2002 to Mr. Koontz worked as an independent business consultant, mostly for businesses located in Asia. Mr. Koontz began his business career as a CPA and became a partner with Arthur Andersen & Co. He practiced in the firm's offices in Los Angeles, Hong Kong, Singapore and Tokyo.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE IN FAVOR OF EACH NOMINEE

PROPOSAL NO. 2

RATIFICATION OF BOARD OF DIRECTORS' SELECTION OF MCKENNON, WILSON & MORGAN LLP AS OUR INDEPENDENT AUDITOR FOR FISCAL YEAR ENDED MARCH 31, 2009

The Board of Directors has appointed the firm of McKennon, Wilson & Morgan LLP as the independent auditor to audit the account of the Company and its subsidiary for the year ended March 31, 2009. This firm has audited the account and records of the Company and its subsidiary since March 2006. Representatives of McKennon, Wilson & Morgan LLP are invited to attend the Annual Meeting and to respond to appropriate questions, and they will have the opportunity to make a statement if they wish.

In the event shareholders fail to ratify the appointment of McKennon, Wilson & Morgan, LLP, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditor at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE IN FAVOR OF PROPOSAL NUMBER 2

Corporate Governance

BOARD MEETINGS AND ANNUAL MEETING ATTENDANCE

The Board of Directors did not meet during fiscal year ended March 31, 2008. The Board acted 3 times by unanimous written consent in lieu of a meeting during fiscal 2007/2008.

The Board of Directors encourages attendance by our directors at the Annual Meeting of Shareholders, three of our five directors attended the 2007 annual meeting; Mr. Koontz and Mr. Ritchie did not attend.

AUDIT COMMITTEE

The Company's Board of Directors currently has one member - independent Director David Koontz - serving on its Audit Committee. The Board has determined that Mr. Koontz qualifies as its audit committee financial expert for purposes of the SEC rules.

The Company’s Audit Committee held one meeting during the fiscal year ended March 31, 2008. The function of the Audit Committee, as detailed in the Audit Committee Charter, is to provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, management practices, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and Company management.

Among the policies and procedures adopted by the Audit Committee is the requirement that the Audit Committee is charged with the responsibility for investigation, contact, and negotiation with the independent auditor regarding audit and related fees incurred during the fiscal year. In accordance with the requirements of paragraph (c) (7) (i) of Rule 2-01 of Reg S-X, the Committee made all necessary contact, inquiry, and recommendations, in order to to approve all (100%) of the independent auditing fees, audit-related fees, tax fees, and all other fees , in advance, for the conduct of the audit for fiscal 2007-2008. None of the hours related to the Company's independent auditor's work for fiscal 2007-2008 was attributable to work performed by persons other than the auditor's full-time, permanent employees. No part of the pre-approval policies and procedures for the foregoing specified services has been delegated to management.

Pursuant to the Sarbanes-Oxley Act of 2002, the Company's Board of Directors has adopted a written charter for the Audit Committee, which established operating guidelines for the Audit Committee. A copy of the charter is attached as Appendix A to the Company's Definitive Proxy Statement filed September 20, 2005.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for fiscal years ended March 31, 2008 and 2007 with the Company’s management.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), 2 as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant the independent accountant’s independence.

Based on the such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-KSB for the last fiscal year for filing with the SEC.

Respectfully submitted,

David Koontz

The preceding Report of the Audit Committee will be filed with the records of the Company

NOMINATING AND COMPENSATION COMMITTEES

The Board of Directors does not have a standing nominating committee, compensation committee or any committees performing similar functions. As there are only five Directors serving on the Board, it is the view of the Board that all Directors should participate in the process for the nomination and review of potential Director candidates and for the review of the Company's executive pay practices. It is the view of the Board that the participation of all Directors in the duties of nominating and compensation committees ensures not only as comprehensive as possible a review of Director candidates and executive compensation, but also that the views of independent, employee, and shareholder Directors are considered.

The Board does not have any formal policy regarding the consideration of director candidates recommended by shareholders; any recommendation would be considered on an individual basis. The Board believes this is appropriate due to the lack of such recommendations made in the past, and its ability to consider the establishment of such a policy in the event of an increase of such recommendations. The Board welcomes properly submitted recommendations from shareholders and would evaluate shareholder nominees in the same manner that it evaluates a candidate recommended by other means. Shareholders may submit candidate recommendations by mail to RG GLOBAL LIFESTYLES, INC. 1200 N VAN BUREN, SUITE A, ANAHEIM, CA 92807. With respect to the evaluation of director nominee candidates, the Board has no formal requirements or minimum standards for the individuals that it nominates. Rather, the Board considers each candidate on his or her own merits. However, in evaluating candidates, there are a number of factors that the Board generally views as relevant and is likely to consider, including the candidate’s professional experience, his or her understanding of the business issues affecting the Company, his or her experience in facing issues generally of the level of sophistication that the Company faces, and his or her integrity and reputation. With respect to the identification of nominee candidates, the Board has not developed a formalized process. Instead, its members and the Company’s senior management have recommended candidates whom they are aware of personally or by reputation.

CODE OF ETHICS

The Company has adopted a code of ethics that is applicable to our directors and officers. Our code of ethics is posted on our website and can be accessed at WWW.RGGLIFE.COM.

EXECUTIVE OFFICERS AND SIGNIFICANT CONSULTANT

In addition to Mr. King and Mr. Jangbarwala, whose biographical information is set forth above, during fiscal 2007, two individuals – William Hitchcock and Brian Ruttencutter - served as Chief Financial Officer for the Company. Mr. Hitchcock resigned as of November 30, 2007, and Mr. Ruttencutter’s employment was terminated on May 9, 2008.

RICHARD LAMBRIGHT, 49, CONTROLLER AND PRINCIPAL ACCOUNTING OFFICER, holds a Bachelor of Science from California State Fullerton and is a Certified Public Accountant. Since 2004, Mr. Lambright has been president of 180 Business Solutions, Inc., an accounting and consulting firm. Prior to 2004, Mr. Lambright was Chief Financial Officer of Auto and Truck Glass LLC. Mr. Lambright will serve as a consultant and not as an employee of the Company.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth the compensation of our Executive Officers for the fiscal years ending on March 31, 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Grant King	2007/08	*90,000			56,000				146,000
CEO and Director	2006/07	67,500	20,000	-	2,296,875	-	-	-	2,384,375

Joseph Murray	2007/08				56,000				56,000
(former VP of Operations and currently a Director only)	2006/07	87,500	-	-	1,297,730	-	-	-	1,385,230

William Hitchcock	2007/08	45,000							45,000
(former Chief Financial Officer)	2006/07	85,000	-	-	1,162,274	-	-	-	1,247,274

Juzer Jangbarwala	2007/08	240,000			56,000				296,000
Chief Technology Officer	2006/07	24,000	77,178	-	1,255,548	-	-	-	1,356,726
and Director

Brian Ruttencutter	2007/08	69,230			147,000				216,230
(former Chief Financial Officer)	2006/07				-				-

Totals	2007/08	444,230	-		315,000	-	-	-	759,230

	2006/07	264,000	97,178	-	6,012,427	-	-	-	6,373,605

* $30,000 of compensation remains accrued but unpaid to the CEO at March 31, 2008

DIRECTOR COMPENSATION

The following table sets forth the compensation of our directors for the fiscal years ending on March 31, 2008 and 2007 (if not addressed in the Executive Officer Compensation table above).

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non- Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David Koontz	2007/08			56,000				56,000
	2006/07							-

Steve Richie	2007/08			56,000				56,000
	2006/07			62,710				62,710

Totals	2007/08	-	-	112,000	-	-	-	112,000
	2006/07	-	-	62,710	-	-	-	62,710

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Estate of Louis Knickerbocker	1,718,579			0.28	5/3/2011
	250,200			0.69

Grant King	1,269,786	58,214		0.20	5/3/2011

Juzer Jangbarwala	749,914	437,586		0.20	12/26/2011

Steve Richie	90,137	9,863		0.20	7/19/2011

Brian Ruttencutter (former Chief Financial Officer)	62,055	237,945		0.49	11/1/2012
Total	4,140,671	743,608

FAMILY RELATIONSHIPS

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of our knowledge, for the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

ADVERSE PROCEEDINGS

There exists no material proceeding to which any director or officer is a party adverse to the Company small business issuer or has a material interest adverse to the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following reports required to be filed with respect to transactions in our Common Stock during the fiscal year ended March 31, 2007 were untimely:

•	William Hitchcock Form 4, filed 5/25/07 was due 5/20/07.
•	Juzer Jangbarwala Form 4, filed 7/02/07, was due 6/20/07.
•	Brian Ruttencutter Form 4 for the acquisition of a 300,000 stock option grant on 12/1/07, was not filed.
•	William Hitchcock Form 4, for the exercise of 200,000 stock options on 11/30/07 was not filed.
•	Grant King and Juzer Jangbarwala Form 4s for the acquisition of a 100,000 stock option grant each on 3/5/08 were filed on 3/13/08.
•	Steve Ritchie and Joseph Murray Form 4s for the acquisition of a 100,000 stock option grant each on 3/5/08 were filed on 3/14/08.
•	David Koontz Form 4 for the acquisition of a 100,000 stock option grant on 3/5/08 was not filed.
•	Estate of Louis Knickerbocker Form 4s for the sale of approximately 25,000 shares during the fiscal year were not filed.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

a. Audit Fees: Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the period ended March 31, 2008 and 2007, were approximately $55,000 and $90,000, respectively.

b. Audit-Related Fees: Fees billed for audit-related services were approximately $20,000 and $24,000 for the fiscal years ended March 31, 2008 and 2007, respectively. These fees were primarily for reviews of quarterly un-audited financial statements.

c. Tax Fees. Fees billed for tax services were approximately $2,500 and $225 for the fiscal years ended March 31, 2008 and 2007, respectively.

d. All Other Fees: Aggregate fees billed for services other than those described above were approximately 9,000 for the fiscal year ended March 31, 2008 for services; and $10,000 for the fiscal year ended March 31, 2007 for the review of the Company's Form SB-2 and for restatements of the Company’s financial statements for the Quarters ended September 30 and December 31, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the fiscal year ended March 31, 2008 and 2007, the Company had the following related party transactions.

During the year ended March 31, 2008, the Company issued a purchase order to Catalyx Fluid Solutions, Inc. (“Catalyx”), for the purchase of resin, at the approximate cost of $756,000, needed for the operation of the Company’s wastewater treatment plant in Wyoming. Catalyx is partially owned by Juzer Jangbarwala, a Company Director and its Chief Technology Officer. In addition, from time to time, Catalyx has paid for various costs related to the wastewater treatment plant on behalf of the Company, for which the Company has reimbursed Catalyx. Total costs incurred by Catalyx on behalf of the Company during the year ended March 31, 2008 were $767,049. As of March 31, 2008, amounts due to Catalyx totaled about $300,000 and are included in accounts payable.

During the year ended March 31, 2008, the Company utilized Catalyx Engineering, Inc., (“CEI”), an entity partially owned by Juzer Jangbarwala, Company Chairman and CTO, for engineering services related to the design and construction of its water treatment plant in Wyoming. The agreement is verbal and provides engineering services at $75 per hour, which represents a 37.5% discount off of normal CEI rates. Total costs incurred by the Company with CEI during the year ended March 31, 2008 were $118,157. As of March 31, 2008, amounts due to CEI included in accounts payable were $24,353.

During the fiscal year ended March 31, 2008, the Company utilized Fusion Solutions (“Fusion”) for manufacturing of product and promotional items for its OC Energy drink products. Fusion is partially owned by Mariano Fusco, a partial owner and former CEO of the Company’s subsidiary, OC Energy and Albert Guerra, a partial owner of OC Energy. Total costs incurred by the Company with Fusion during the year ended March 31, 2008 were $112,750. As of March 31, 2008, amounts due to Fusion included in accounts payable were $99,181.

During the fiscal year ended March 31, 2005, the Company entered into an agreement with a company wholly owned by the former Chief Executive Officer of the Company for the subleasing of office space and administrative support services. The agreement, which was month to month, was cancelled during fiscal 2008. During the year ended March 31, 2007, payments to this former related party for these services were $208,715.

On January 26, 2007, a Technology Transfer Agreement between the Company and Catalyx became effective. Pursuant to the terms of this agreement, the Company purchased a wastewater filtration technology from Catalyx, and was prepaid $200,000 to Catalyx against future royalty payments by the Company. Future royalties payable to Catalyx are based on revenues generated by sales and royalties of the technology, and Catalyx be paid a royalty of $0.01 per barrel on revenue received from technology lease or usage transactions in Wyoming, and a 5% royalty on the sale price of the equipment based on the technology used by a third party for a plant manufactured for use in Wyoming.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the current common stock ownership of (i) each person known by the Company to be the beneficial owner of five percent or more of the Company's common stock based upon approximately 44,000,000 shares outstanding as of June 30, 2008, (ii) each officer and director of the Company individually, and (iii) all officers and directors of the Company as a group. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and/or warrants held by that person that are currently exercisable, as appropriate, or will become exercisable within sixty (60) days of the reporting date are deemed outstanding, even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial. The address of each owner who is an officer or director is in care of the Company at 1200 N Van Buren, Suite A, Anaheim, CA 92807.

TITLE OF CLASS	NUMBER OF SHARES		PERCENT OF CLASS	NAME OF BENEFICIAL OWNER

Common	7,608,190	(1)	14.7%	Estate of Louis Knickerbocker
Common	4,000,000	(3)	8.3%	NIR Group
Common	3,406,171	(2)	7.7%	Domus Aurum LP
Common	3,200,000	(3)	6.8%	Noor Mohammed Ebrahim
Common	2,887,466		6.6%	Budy Hartono
Common	2,436,811	(4)	5.2%	Grant King, CEO and Director
Common	2,400,000	(3)	5.1%	Saleem Muneeer
Common	2,400,000	(3)	5.1%	Ken Ravon
Common	1,362,260	(5)	3.0%	Juzer Jangbarwala, CTO and Chairman
Common	592,914	(6)	1.3%	Joseph Murray, Director
Common	235,068	(4)	*	Steve Ritchie, Director
Common	50,000	(4)	*	Richard Lambright, Controller
Common	50,959	(4)	*	David Koontz, Director

All officers and directors as a group (6 persons)

(1) This figure includes 2,154,274 shares issuable to the estate of Mr. Knickerbocker pursuant to options and warrants to purchase shares of our common stock.
(2) Domus Aurum LP is controlled by Joseph Murray, director of the Company.
(3) Shares issuable to pursuant to warrants to purchase shares of our common stock.
(4) Shares issuable pursuant to options to purchase shares of our common stock within 60 days of June 30, 2008.
(5) Includes 1,049,760 shares issuable to Mr. Jangbarwala pursuant to options to purchase shares of our common stock within 60 days of June 30, 2008.
(6) Includes 508,132 shares issuable to Mr. Murray pursuant to warrants to purchase shares of our common stock.

*Less than 1%.

SHAREHOLDER PROPOSALS FOR 2009 MEETING

Proposals of shareholders intended to be presented at the next Annual Shareholder's Meeting must be received by the Company, at its offices at 1200 N Van Buren, Suite A, Anaheim, CA 92807, not later than 120 days before the Company releases its Proxy Statement to shareholders. Proposals postmarked after March 31, 2009 shall be considered untimely; provided however, should the Board of Directors elect to postpone the date of the annual meeting the deadline for shareholder proposals shall proportionately be extended. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission ("SEC") for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

COMMUNICATIONS BETWEEN SHAREHOLDERS AND THE BOARD OF DIRECTORS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to RG Global Lifestyles, Inc., 1200 N Van Buren, Suite A, Anaheim, CA 92807, Attention: Board of Directors.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2008, as filed with the SEC, is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 1200 N Van Buren, Suite A, Anaheim, CA 92807 or by calling telephone number (949) 888-9500.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, RG Global Lifestyles Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Richard Lambright, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

Grant King
CEO
Anaheim, California
July 29, 2008

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
RG GLOBAL LIFESTYLES, INC.

The undersigned hereby appoints Richard Lambright as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on September 30, 2008 at 10:00 a.m. at the Irvine Marriott, 18000 Von Karman Ave, Irvine, CA 92612, or at any adjournment thereof, and upon any and all matters which may properly be brought before the meeting or any adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Grant King	Juzer Jangbarwala	Joseph Murray

David Koontz	Steve Ritchie

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NOMINEE(S) NAME ON THE SPACES PROVIDED BELOW:

___________________________________

___________________________________

___________________________________

___________________________________

The Board of Directors recommends a vote FOR Proposals 1, 2, [and 3].

1. To elect five (5) directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

☐ FOR     ☐ AGAINST     ☐ ABSTAINS    ☐ WITHHOLDS

2. To ratify the appointment of McKennon, Wilson & Morgan LLP as the independent auditor of the Company.

☐ FOR     ☐ AGAINST     ☐ ABSTAINS     ☐ WITHHOLDS

3. [IF ANY]

☐ FOR     ☐ AGAINST     ☐ ABSTAINS     ☐ WITHHOLDS

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4. TO WITHHOLD THE PROXY'S DISCRETIONARY VOTE ON YOUR BEHALF WITH REGARDS TO ANY OTHER MATTERS THAT ARE PROPERLY PRESENTED FOR A VOTE AT THE MEETING, PLEASE MARK THE BOX BELOW.

☐ WITHHOLDS

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MATTER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

Dated: _______________, 2008

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Signature of Shareholder

________________________________
Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation.

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